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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 19, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 8.01     OTHER EVENTS.

     On September 19, 2005, with respect to the offering and sale of $500,000,000 aggregate principal amount of its 5.375% Senior Notes due 2035 (the "Notes"), Sysco Corporation ("SYSCO") entered into an Underwriting Agreement with Goldman, Sachs & Co (the "Underwriting Agreement"); and a Pricing Agreement with Goldman, Sachs & Co., as representative of the several underwriters (the "Underwriters").

     The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-124166) (the "Registration Statement") and are described in a Prospectus Supplement dated September 19, 2005. Interest on the Notes will be paid semi-annually on March 21 and September 21, beginning March 21, 2006. The Notes are scheduled to mature on September 21, 2035. The terms of the Notes are more fully described in the Eighth Supplemental Indenture, anticipated to be dated September 22, 2005 (the "Supplemental Indenture") between SYSCO, as Issuer, and Wachovia Bank, National Association (formerly First Union National Bank of North Carolina), as Trustee (the "Trustee"). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between SYSCO and the Trustee.

     The Underwriting Agreement, the Pricing Agreement, the Supplemental Indenture, and the form of the Note are filed as Exhibits 1.1, 1.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K, and incorporated by reference into the Registration Statement. Also filed herewith and incorporated by reference into the Registration Statement are an opinion of counsel as to the validity of the notes and a statement regarding computation of ratio of earnings to fixed charges.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          Exhibit Number      Description

               1.1 Underwriting Agreement dated September 19, 2005 between SYSCO and Goldman, Sachs & Co.

               1.2 Pricing Agreement dated September 19, 2005 between SYSCO and Goldman, Sachs & Co., as representative of the several Underwriters

               4.1 Form of Eighth Supplemental Indenture to be dated on or around September 22, 2005 between SYSCO and the Trustee relating to the Senior Notes

               4.2 Form of 5.375% Senior Note due September 21, 2035 (included as Annex A to Exhibit 4.1 above)

               5.1            Opinion of Arnall Golden Gregory LLP

               12.1 Statement Regarding Computation of Ratio of Earnings to Fixed Charges

               23.1           Consent of Arnall Golden Gregory LLP (included in
                              Exhibit 5.1 above)


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYSCO CORPORATION



Date: September 20, 2005               By:   /s/ Michael C. Nichols
                                            ------------------------------------
                                             Michael C. Nichols
                                             Vice President, General Counsel
                                                 and Corporate Secretary







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


                                  EXHIBIT INDEX


          Exhibit Number      Description

               1.1 Underwriting Agreement dated September 19, 2005 between SYSCO and Goldman, Sachs & Co.

               1.2 Pricing Agreement dated September 19, 2005 between SYSCO and Goldman, Sachs & Co., as representative of the several Underwriters

               4.1 Form of Eighth Supplemental Indenture to be dated on or around September 22, 2005 between SYSCO and the Trustee relating to the Senior Notes

               4.2 Form of 5.375% Senior Note due September 21, 2035 (included as Annex A to Exhibit 4.1 above)

               5.1            Opinion of Arnall Golden Gregory LLP

               12.1 Statement Regarding Computation of Ratio of Earnings to Fixed Charges

               23.1           Consent of Arnall Golden Gregory LLP (included in
                              Exhibit 5.1 above)


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